                            THE HUNTINGTON DIRECTOR
                              SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY

          SUPPLEMENT DATED JULY 9, 2001 TO THE PROSPECTUS MAY 1, 2001

In order to clarify Hartford's procedures, under the section entitled "The Contract" under the sub-section "Purchases and Contract Value" under the sub-section "Can I transfer from one Sub-Account to another?," the sub-section "Sub-Account Transfer Restrictions" is deleted and replaced with the following:

SUB-ACCOUNT TRANSFER RESTRICTIONS -- This Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Contract. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Effective August 1, 2001, Hartford will introduce a new policy for transfers between Sub-Accounts, which is designed to protect Contract Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each Contract Year for each Contract by U.S. Mail, Voice Response Unit, Internet, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the new policy to your Contract during the period starting August 1, 2001 through your next Contract Anniversary, and then during each Contract Year thereafter.

In addition, if your initial Premium Payment is $1 million or more, or if you are acting on behalf of multiple Contract Owners with aggregate Contract Values of $2 million or more, you may be required to sign a separate agreement with Hartford which includes additional restrictions before you may submit any Sub-Account transfers.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-69485
HV-3101